EXHIBIT 10.21

CERTAIN INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601(B)(10) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE MARKED [***]

ORDER FORM

Anchorage Contact	Client Contact
Name: Raheel Haider	Name: Alexander Tokman
Email: [***]	Email: [***]

This MASTER CUSTODY SERVICE AGREEMENT (“Agreement”) is made and entered into as of the Effective Date provided herein, by and between Anchorage Digital Bank N.A. (“Anchorage”), and each Client as provided herein (each a “Client”) (Anchorage and Client, each a “Party” and collectively, the “Parties”).

The Agreement consists of the terms in this Order Form and the following Standard Terms and Conditions: https://anchorage-digital.docsend.com/view/nyu5pr2msyyxdggy

1.	Effective Date:	[7/16/2025rageSignerDateField_W1ZzDzX]
2.	Initial Term:	One (1) year
3.	Renewal Term:	One (1) year
4.

Client(s). Each “Client” listed herein is subject to the Agreement as if this Agreement were between such individual Client and Anchorage, except specifically the Fees will be calculated on an aggregated basis, including the sum of all Clients’ Assets Under Custody.

Endra Life Sciences Inc. a Delaware Incorporation

5. Fees.

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6. Address for Notices:

To Client(s):	Invoice Email: [***] Notice Email: atokman@endrainc.com Attention: ENDRA Life Sciences 3600 Green Court Suite 350 Ann Arbor, Michigan 48105 United States

To Anchorage:	legal@anchorage.com AND custodyexecutive@anchorage.com Anchorage Digital Bank N.A. 101 S. Reid Street, Suite 307 #329 Sioux Falls, South Dakota 57103

IN CONSIDERATION AND WITNESS WHEREOF, Anchorage and Client, by their duly authorized representatives, hereby execute this Agreement as of the Effective Date.

ANCHORAGE DIGITAL BANK N.A.		ON BEHALF OF EACH CLIENT SET FORTH HERETO

By:	/s/ Rachel Anderika	By:	/s/ Alexander Tokman
Name:	Rachel Anderika	Name:	Alexander Tokman
Title:	Bank COO	Title:	CEO
		Company:	ENDRA Life Sciences

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AFFILIATED BUSINESS DISCLOSURE

AND CONFLICT OF INTEREST WAIVER

Anchorage Digital Bank N.A. (“Anchorage Digital Bank”) is affiliated with Anchor Labs, Inc., Anchorage Hold LLC, Anchorage Digital Singapore Pte. Ltd., and other affiliates (each an “Anchorage Affiliate”), through common ownership and management. In particular, Anchor Labs, Inc. provides certain administrative, technology, marketing, and other support services for custodial accounts on behalf of Anchorage Digital Bank. Because Anchorage Digital Bank and Anchorage Affiliates are under common ownership and management, the owners of Anchor Labs, Inc. will receive an indirect benefit from any fees you pay to Anchorage Digital Bank. In addition, Anchorage Digital Bank and Anchorage Affiliates may each provide services to its own clients that are also participating in any additional optional services supported by both Anchorage Digital Bank and Anchorage Affiliates. Anchorage Digital Bank and Anchorage Affiliates may refer clients to each other, and cooperate with each other, for the performance of these shared services. If Anchorage Digital Bank offers additional optional services to clients to participate in a network of services offered by Anchorage Affiliates, and you choose to participate in such services, you hereby acknowledge and consent to the sharing of Client Data (as defined in this Agreement) between Anchorage Digital Bank and Anchorage Affiliates in order to provide such services to you. Any sharing of Client Data shall be subject to the Data Processing Addendum (as defined in this Agreement) agreed between the applicable parties, and all applicable Laws. Your use of services of Anchorage Digital Bank may result in benefits from such referral to the other companies by virtue of the companies’ common ownership and management.

ACKNOWLEDGEMENT

I, duly authorized and on behalf of each Client as set forth in the Order Form, have read this disclosure form, and I acknowledge and understand that Anchorage Digital Bank and Anchorage Affiliates are under common ownership and control. I further acknowledge and understand that by retaining Anchorage Digital Bank, I am providing an indirect financial benefit to the owners of Anchorage Affiliates. Understanding the common ownership and control of the companies, I agree to utilize the services of Anchorage Digital Bank freely and with no influence from anyone. I also understand and agree that Anchorage Digital Bank may share Client Data with any Anchorage Affiliate for the purpose of facilitating additional optional services to participate in a network of services offered by Anchorage Digital Bank, and Anchorage Affiliates. I acknowledge and understand that any referrals for services among Anchorage Digital Bank and Anchorage Affiliates may result in the owners of the referring company receiving an indirect financial benefit from the services provided.

[Signature page to follow]

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ON BEHALF OF EACH CLIENT SET FORTH HERETO

By:	/s/ Alexander Tokman
Name:	Alexander Tokman
Title:	CEO
Company:	ENDRA Life Sciences

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